FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-72834

                                                 October 25, 1996

                             THE CHUBB SERIES TRUST
                            Supplement to Prospectus
                                Dated May 1, 1996


                  The Trust's Board has approved, subject to shareholder approval, a new Investment Advisory Agreement (the "New Advisory Agreement") between the Trust, on behalf of each Portfolio, and J.P. Morgan Investment Management, Inc. ("Morgan"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), the Trust's current sub-investment adviser. If the New Advisory Agreement is approved by shareholders, effective on or about January 1, 1997, Morgan will serve as each Portfolio's investment adviser, Chubb Investment Advisory Corporation will resign as the Trust's investment manager, transfer and dividend disbursing agent and distributor, and Morgan Guaranty will resign as the Trust's sub-investment adviser. UNDER THE NEW ADVISORY AGREEMENT, THE INDIVIDUALS WHO ARE EACH PORTFOLIO'S PRIMARY PORTFOLIO MANAGERS WOULD REMAIN THE SAME.

                  A meeting of the Trust's shareholders to consider the New Advisory Agreement and other related proposals is scheduled to be held on or about December 12, 1996. Proxy materials are expected to be mailed on or about November 4, 1996 to shareholders of record as of October 28, 1996. The proxy materials will provide further information regarding the New Advisory Agreement and the transactions contemplated in connection therewith.

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                  THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY
CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE TRUST'S PROSPECTUS ENTITLED "INVESTMENT OBJECTIVES AND POLICIES" AND
"ADDITIONAL INVESTMENT INFORMATION."

                  The RESOLUTE BOND PORTFOLIO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limitation in U.S. dollar-denominated securities of foreign issuers. In addition, the Resolute Bond Portfolio may invest up to 10% of its total assets in debt securities rated Ba or B by Moody's Investors Service, Inc. and BB or B by Standard & Poor's Ratings Group or, if unrated, deemed to be of comparable quality by the Sub-Adviser. Securities so rated are below investment grade and ordinarily provide higher yields but involve greater risk because of their speculative characteristics. See "Higher Yield/High Risk Bonds" in the Statement of Additional Information for a discussion of risks associated with investing in junk bonds.

                  The RESOLUTE SMALL COMPANY PORTFOLIO will invest at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion. This small U.S. company universe typically is represented by the Russell 2000(R) Index.

                  The RESOLUTE INTERNATIONAL EQUITY PORTFOLIO will not restrict its investments to issuers located primarily in developed countries typically represented by the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. The Portfolio will invest primarily in equity securities of foreign issuers located in developed and developing countries. See "Additional Investment Information--Foreign Investment Information" for a discussion of risks associated with investing in securities of issuers in "emerging markets."

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